Argent Small Cap Fund
Schedule of Investments
September 30, 2021 (Unaudited)

	Number of
COMMON STOCKS - 100.0%	Shares	Value

Consumer Discretionary - 18.1%
America's Car-Mart, Inc.	5,355	$625,357
Asbury Automotive (a)	3,320	653,177
Helen of Troy Ltd. (a)	2,195	493,172
Installed Building Products, Inc.	3,040	325,736
Johnson Outdoors, Inc.	3,935	416,323
LCI Industries	2,940	395,812
Murphy USA, Inc.	2,730	456,620
Ollie's Bargain Outlet Holdings, Inc. (a)	2,815	169,688
Purple Innovation, Inc.	8,500	178,670
Skyline Champion Corp. (a)	9,380	563,363
		4,277,918
Financials - 15.6%
Glacier Bancorp, Inc.	6,445	356,731
Houlihan Lokey, Inc.	7,350	676,935
OneMain Holdings, Inc.	19,090	1,056,250
Pacific Premier Bancorp, Inc.	6,530	270,603
RLI Corp.	3,635	364,481
Veritex Holdings, Inc.	7,050	277,488
Victory Capital Holdings, Inc.	19,997	700,095
		3,702,583
Health Care - 21.3%
Addus Homecare Corp. (a)	6,140	489,665
Globus Medical, Inc. (a)	6,790	520,250
Halozyme Therapeutics, Inc.	5,990	243,673
InfuSystems Holdings, Inc.	25,175	328,030
Medpace Holdings, Inc. (a)	5,945	1,125,270
ModivCare Inc.	2,480	450,418
Omnicell, Inc. (a)	3,960	587,783
PetIQ, Inc. (a)	20,180	503,895
Select Medical Holdings Corp.	21,725	785,793
		5,034,777
Industrials - 16.8%
ASGN, Inc. (a)	6,745	763,129
Atkore International Group, Inc. (a)	2,745	238,595
Colfax Corp. (a)	11,455	525,785
Exponent, Inc.	2,920	330,398
IAA, Inc.	11,385	621,279
IBEX Holdings Ltd. (a)	5,720	97,240
Simpson Manufacturing Co., Inc.	3,911	418,360
UFP Industries, Inc.	5,915	402,102
Willdan Group, Inc. (a)	16,000	569,440
		3,966,328

Information Technology - 21.4%
ACI Worldwide, Inc. (a)	9,335	286,865
Alarm.com Holdings, Inc. (a)	4,190	327,616
ePlus, Inc. (a)	5,850	600,268
Envestnet, Inc. (a)	8,765	703,304
Fortinet, Inc. (a)	3,514	1,026,229
Intellicheck, Inc. (a)	39,100	320,229
Man Tech International Corp.	3,525	267,618
Repay Holdings Corp. (a)	25,550	588,416
Rimini Street, Inc. (a)	34,925	337,026
Telos Corp. (a)	22,100	628,082
		5,085,653
Real Estate - 6.8%
Colliers International Group, Inc.	4,395	561,285
FirstService Corporation	3,985	719,213
Green Brick Partners, Inc. (a)	16,100	330,372
		1,610,870
TOTAL COMMON STOCKS		23,678,129
(Cost $17,536,571)

SHORT-TERM INVESTMENT - 0.2%
Money Market Fund - 0.2%
First American Government Obligations Fund - Class X, 0.03% (b)	35,382	35,382
TOTAL SHORT-TERM INVESTMENT
(Cost $35,382)		35,382
TOTAL INVESTMENTS
(Cost $17,571,953) - 100.2%		23,713,511
Liabilities in Excess of Other Assets - (0.2%)		(34,715)
TOTAL NET ASSETS - 100.0%		$23,678,796

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the fund's 7-day yield as of September 30, 2021

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P").
GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Summary of Fair Value Measurements at September 30, 2021 (Unaudited)

    The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted, quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.

Level 2 -
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 -
Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

    The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund's securities as of September 30, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$4,277,918	$-	$-	$4,277,918
Financials	3,702,583	-	-	3,702,583
Health Care	5,034,777	-	-	5,034,777
Industrials	3,966,328	-	-	3,966,328
Information Technology	5,085,653	-	-	5,085,653
Real Estate	1,610,870			1,610,870
Total Common Stocks	23,678,129	-	-	23,678,129
Short-Term Investments	35,382	-	-	35,382
Total Investments in Securities	$23,713,511	$-	$-	$23,713,511